UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 27, 2021
KIMBALL ELECTRONICS, INC.
________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Indiana	001-36454	35-2047713
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1205 Kimball Boulevard, Jasper, Indiana	47546
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code   (812) 634-4000

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	KE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Amendment No. 1 on Form 8-K/A amends the Current Report of Kimball Electronics, Inc. (the “Company”) on Form 8-K, as initially filed with the Securities and Exchange Commission on April 29, 2021 (the “Initial Form 8-K”), solely to provide the information called for under Item 5.02(c)(3) that was not previously filed with the Initial Form 8-K. Except as provided herein, the disclosures in the Initial Form 8-K remain unchanged.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As previously reported on the Initial Form 8-K, the Company has appointed Jana T. Croom to the role of Vice President, Chief Financial Officer, effective July 1, 2021, as the Company’s current Chief Financial Officer, Michael K. Sergesketter, informed the Company on April 27, 2021 of his intention to retire at the end of the fiscal year on June 30, 2021.
Ms. Croom accepted a written offer letter on May 11, 2021. In connection with Ms. Croom’s appointment as Chief Financial Officer and pursuant to the offer letter, the terms of her compensation include: (1) a base salary of $368,000, (2) continued participation in the Company’s profit sharing incentive bonus plan, at the category 1 participant level, with a target cash incentive of approximately 40% of base salary, and (3) an estimated target stock award value in performance shares of $276,000 for fiscal year 2022. Ms. Croom will continue to participate in all other employee benefit plans generally available to executive officers of the Company, which are more fully described in the Company’s proxy statement for the 2020 Annual Meeting of Share Owners. Ms. Croom’s employment relationship is at will, meaning either Ms. Croom or the Company may terminate the relationship at any time for any reason, and with or without notice.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Description
104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL ELECTRONICS, INC.

By:	/s/ John H. Kahle
JOHN H. KAHLE Vice President, General Counsel, Chief Compliance Officer, and Secretary
Date: May 17, 2021